UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2017 (October 30, 2017)

CoreCivic, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Burton Hills Boulevard,

Nashville, Tennessee 37215

(Address of principal executive offices) (Zip Code)

(615) 263-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors.

On October 30, 2017, CoreCivic, Inc., a Maryland corporation (the “Company”), issued a press release announcing that Mr. Harley G. Lappin intends to retire as the Company’s Executive Vice President and Chief Corrections Officer, effective January 1, 2018, and that Mr. Patrick Swindle, who currently serves as the Company’s Senior Vice President of Operations, has been selected to succeed Mr. Lappin as Executive Vice President and Chief Corrections Officer as of the date of Mr. Lappin’s retirement. A copy of the press release is attached hereto as Exhibit 99.1.

Mr. Swindle, age 42, has served as the Company’s Senior Vice President of Operations since October 2016. Mr. Swindle joined CoreCivic in 2007 as Managing Director, Treasury, and he was promoted to Vice President and Treasurer in July 2009. Mr. Swindle became Vice President of Strategic Development in August 2013 before being named Vice President of Treasury and Strategic Development in April 2014. Prior to joining CoreCivic in 2007, Mr. Swindle spent 10 years as a research analyst in the equity capital markets divisions of SunTrust Equitable Securities, Raymond James Financial Services, Inc., Morgan Joseph TriArtisan, LLC, and Avondale Partners, LLC. Mr. Swindle holds a bachelor’s degree in finance from Western Kentucky University.

There is no family relationship between Mr. Swindle and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. The Company has not entered into any transactions with Mr. Swindle that would require disclosure pursuant to Item 404(a) of Regulations S-K under the Exchange Act. The Company has not entered into new or amended compensatory plans, contracts or arrangements with, or made any grant or award or modification thereto to, either Mr. Lappin or Mr. Swindle as of the date hereof. However, the Company may enter into new or amended contracts with, or make a grant or award to, those individuals, at a later date.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are filed as part of this Current Report:

Exhibit 99.1 – Press Release dated October 30, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 30, 2017	CORECIVIC, INC.

	By:	/s/ David M. Garfinkle
David M. Garfinkle Executive Vice President and Chief Financial Officer